Exhibit 10.16

CE DOCM 256/01	Recife, November 22, 2001.

Dr. Ricardo de Maya Simões
Manager, New Business and Electric Energy
Trikem UCS/AL
São Paulo — SP

Subject: Seventh Addendum to the Contract of Potency Reserve and Supply of Electric Power

Dear Sir:

We are returning herewith, duly signed, an original copy of Addendum No. 07 to the Contract of Potency Reserve and Supply of Electric Power, entered by and between CHESF and TRIKEM UCS/AL.

At this time, we transmit to you our best regards.

Very truly yours,

(signed by)
Teófilo de Holanda Cavalcanti

Manager, Energy Trade Division — DOCM
‘Phone/Fax (0**81) 3229-4103/3229-4087
e-mail: teofiloh@chesf.gov.br.

C.C.: DFTE (ORIGINAL) — DEME (COPY)

Addendum No. 07 to the Contract of Potency Reserve and Supply of Electric Power, executed by and between Companhia Hidro Elétrica do São Francisco — CHESF and Trikem S/A, on 06/02/1998.

COMPANHIA HIDRO ELÉTRICA DO SÃO FRANCISCO, operator of electric power public services, established in the City of Recife, State of Pernambuco, at Rua Delmiro Gouveia number 333, District of Bongi, enrolled in the Taxpayers’ General Registry of the Ministry of Finance under number 33 541 368/0001-16 and in the Fiscal Registry of the State of Pernambuco under number 18 1 001 0005584-6, hereinafter referred to as CHESF, and TRIKEM S/A, with its industrial facilities in the Municipality of Maceió, State of Alagoas, enrolled in the Taxpayers’ General Registry of the Ministry of Finance under number 13 558 226/0013-98 and in the Fiscal Registry of the State of Alagoas under number 240 07111-5, hereinafter referred to as CONSUMER, the parties being represented by their Directors who signed “in-fine”, have mutually adjusted this ADDENDUM TO THE CONTRACT OF POTENCY RESERVE AND SUPPLY OF ELECTRIC POWER.

CONSIDERING:

Considering the present energetic situation in Brazil, and pursuant to Resolution No. 4, of May 22, 2001, Article 13, item I, of the Board for Management of the Electric Energy Crisis — GCE, the CONSUMER requested a revision in the amounts of the contracted demand, which has been accepted by CHESF according to the following clauses:

1st CLAUSE:	The subject matter of this ADDENDUM is to change the contractual demand established in the Contract of Potency Reserve and Supply of Electric Power, appended hereby, according to the table below.

PERIOD OF SUPPLY		PERIOD OF	MONTHLY (VALUES IN KW)
Item	Month/Year	THE YEAR	Peak	Out of Peak
01	September/2001	Dry	127,500	127,500

2nd CLAUSE	In the event of regularization of the energetic situation in Brazil, upon the end of the Emergency Program for Reduction of Electric Energy Consumption, and as directed by the Board for Management of the Electric Energy Crisis — GCE, CHESF might effect the return of the demand to the levels of the Contract appended hereby, with previous notification to the CONSUMER.

3rd CLAUSE	All Clauses in the Contract of Potency Reserve and Supply of Electric Power, between CHESF and the CONSUMER, with respect to the provisions that expressly or implicitly are not conflicting hereto, remain unchanged.

Being thus agreed, the parties sign this instrument on 3 (three) copies of equal content and configuration, which were read and found conforming, jointly to the witnesses below.

Recife, September 17, 2001.

COMPANHIA HIDRO ELÉTRICA DO SÃO FRANCISCO — CHESF

(Signed by)	(Signed by)
Mozart de Siqueira Campos Araujo,	Paulo de Tarso da Costa,